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                                  EXHIBIT 99.3

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that DMI TRUST hereby makes, constitutes and appoints GREENLIGHT (SWITZERLAND) SA, acting through any authorized officer, as its agent and attorney-in-fact for the purpose of executing in its name all documents, certificates, instruments, statements, filings and agreements
("documents") to be filed with or delivered to any foreign or domestic or governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement relating to Crescent International Limited's acquisition, ownership, management or disposition of securities or other investments, and any other documents relating to or ancillary thereto, including but not limited to, all documents relating to Crescent International Limited's filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Act") and the rules and regulations promulgated thereunder, including without limitation all documents relating to the beneficial ownership of securities required to be filed with the SEC pursuant to Section 13(d) or Section 16(a) of the Act, including without limitation, any acquisition statements on Schedule 13D, or Schedule 13G, and any amendments thereto, any joint filing agreements pursuant to Rule 13d-l(k), and any initial statements of, or statements of changes in, beneficial ownership of securities on Form 3, Form 4 or Form 5. All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed. This power of attorney shall be valid from the date hereof until revoked by DMI TRUST.

IN WITNESS WHEREOF the undersigned has executed this instrument as of the 10th day of February, 2003.

                                DMI TRUST

                                By: /s/ Khalid Abdulla-Janahi
                                    -----------------------------------------
                                    Name: Khalid Abdulla-Janahi
                                    Title: Authorized Signatory

                                By: /s/ Graham Walker
                                    -----------------------------------------
                                    Name: Graham Walker
                                    Title: Authorized Signatory